UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2022
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PhaseBio Pharmaceuticals, Inc.
(Exact name of registrant as specified in its Charter)
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Delaware	001-38697	03-0375697
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Great Valley Parkway, Suite 30
Malvern, Pennsylvania 19355
(Address including zip code of principal executive offices)

(610) 981-6500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	PHASQ	*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

*On November 3, 2022, the issuer’s common stock was suspended from trading on The Nasdaq Stock Market LLC (“Nasdaq”). Effective November 4, 2022, trades in the issuer’s common stock began being quoted on the OTC Pink Marketplace under the symbol “PHASQ.”

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously disclosed, on November 21, 2022, John P. Sharp, Chief Financial Officer of PhaseBio Pharmaceuticals, Inc. (the “Company”) and the Company’s principal financial officer, resigned from his position, effective November 30, 2022. On November 28, 2022, the Company’s board of directors appointed Lawrence Perkins, the Company’s Chief Restructuring Officer, as principal financial officer, effective upon the effectiveness of Mr. Sharp’s resignation.
Mr. Perkins, age 45, has served as the Company’s Chief Restructuring Officer since October 2022. Mr. Perkins is the founder and Chief Executive Officer of SierraConstellation Partners, an interim management and advisory firm, which he founded in 2013. Mr. Perkins has served in a variety of senior-level positions, including interim CEO/President, Chief Restructuring Officer, board member, financial advisor, strategic consultant and investment banker, to numerous private and public middle-market companies.
The Company previously engaged SierraConstellation Partners to make Mr. Perkins available to serve as Chief Restructuring Officer and to otherwise act as a financial adviser to the Company in connection with the Company’s previously disclosed voluntary petition for relief under Chapter 11 of Title 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware, which commenced a Chapter 11 case for the Company (Case No. 22-10995-LSS). Mr. Perkins and the Company did not enter into, and do not anticipate entering into, any compensatory arrangements in connection with his performance as the Company’s principal financial officer or his appointment as Chief Restructuring Officer that are in addition to any fees paid to SierraConstellation Partners in connection with its services provided to the Company. Other than as described above, there are no arrangements or understandings between Mr. Perkins and any other person pursuant to which he was appointed to serve as principal financial officer of the Company. There are no family relationships between Mr. Perkins and any director or executive officer of the Company. Mr. Perkins does not have a direct or indirect material interest in any “related party” transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Exhibit No.	Description

104	Cover page interactive data file (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PhaseBio Pharmaceuticals, Inc.

Dated: December 2, 2022	By:	/s/ Jonathan P. Mow
Jonathan P. Mow
Chief Executive Officer